UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 28, 2005

                     PUBLIC COMPANY MANAGEMENT CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



         Nevada                    000-50098            88-0493734
    -----------------              ---------            ----------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


             5770 El Camino Road, Las Vegas, Nevada        89118
             --------------------------------------       -------
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (702) 222-9076


                                      N/A
                                 -------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01  OTHER EVENTS


   On March 28, 2005, Public Company Management Corporation (the
"Registrant") announced that its subsidiary, Go Public Today, had signed a contract with Supremacy Financial Corp., to provide SB-2 securities registration services and initiate the process to obtain an OTC BB listing for Supremacy in exchange for a combination of cash fees and a block of shares of Supremacy's common stock.

   The press release announcing this event is filed herewith as exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.     Description
-----------     ------------------

99              Press Release













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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

March 28, 2005

/s/ Stephen Brock
--------------------
Stephen Brock
Chief Executive Officer